                                                                    EXHIBIT 10.3

                            DEPOSITION SCIENCES, INC.
                            -------------------------

                           2001 EQUITY INCENTIVE PLAN
                           --------------------------

                    (AS ADOPTED AND EFFECTIVE APRIL 13, 2001)


                                            DEPOSITION SCIENCES, INC.
                                           2001 EQUITY INCENTIVE PLAN

                                                TABLE OF CONTENTS
SECTION 1 - PURPOSE..............................................................................................1

SECTION 2 - DEFINITIONS..........................................................................................1

SECTION 3 - ADMINISTRATION.......................................................................................5
         3.1      Committee Membership...........................................................................5
         3.2      Committee Procedures...........................................................................5
         3.3      Committee Responsibilities.....................................................................5
         3.4      Committee Liability............................................................................6
         3.5      Financial Reports..............................................................................6

SECTION 4 - ELIGIBILITY..........................................................................................6
         4.1      General Rule...................................................................................6
         4.2      Ten-Percent Shareholders.......................................................................6
         4.3      Attribution Rules..............................................................................6
         4.4      Outstanding Stock..............................................................................7

SECTION 5 - STOCK SUBJECT TO PLAN................................................................................7
         5.1      Basic Limitation...............................................................................7
         5.2      Additional Shares..............................................................................7

SECTION 6 - TERMS AND CONDITIONS OF AWARDS OR SALES..............................................................7
         6.1      Stock Purchase Agreement.......................................................................7
         6.2      Duration of Offers.............................................................................8
         6.3      Purchase Price.................................................................................8
                  6.3.1    Minimum Purchase Price................................................................8
                  6.3.2    Purchase Price and Payment............................................................8
         6.4      Payment for Shares.............................................................................8
                  6.4.1    Surrender of Stock....................................................................8
                  6.4.2    Promissory Notes......................................................................9
                  6.4.3    Cashless Exercise.....................................................................9
         6.5      Exercise of Awards on Termination of Service...................................................9

SECTION 7 - ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.................................................9
         7.1      Form and Amount of Award.......................................................................9
         7.2      Vesting.......................................................................................10
         7.3      Effect of Change in Control...................................................................10
         7.4      Voting and Dividend Rights....................................................................10

SECTION 8 - TERMS AND CONDITIONS OF OPTIONS.....................................................................10
         8.1      Stock Option Agreement........................................................................10
         8.2      Number of Shares..............................................................................10
         8.3      Exercise Price................................................................................10
         8.4      Vesting and Exercisability....................................................................11
         8.5      Effect of Change in Control...................................................................11
         8.6      Term..........................................................................................11
         8.7      Exercise of Options on Termination of Service.................................................11



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

                                            DEPOSITION SCIENCES, INC.
                                           2001 EQUITY INCENTIVE PLAN

         8.8      Payment of Option Shares......................................................................11
                  8.8.1    Surrender of Stock...................................................................12
                  8.8.2    Promissory Notes.....................................................................12
                  8.8.3    Cashless Exercise....................................................................12
         8.9      No Rights as a Shareholder....................................................................12
         8.10     Modification, Extension and Assumption of Options.............................................12

SECTION 9 - ADJUSTMENT OF SHARES................................................................................13
         9.1      General.......................................................................................13
         9.2      Reorganizations...............................................................................13
         9.3      Reservation of Rights.........................................................................13

SECTION 10 - WITHHOLDING TAXES..................................................................................13
         10.1     General.......................................................................................13
         10.2     Share Withholding.............................................................................14
         10.3     Cashless Exercise/Pledge......................................................................14
         10.4     Other Forms of Payment........................................................................14

SECTION 11 - ASSIGNMENT OR TRANSFER OF AWARDS; REPURCHASE OF SHARES.............................................14
         11.1     General.......................................................................................14
         11.2     Trusts........................................................................................14
         11.3     Third Party Transfer Restrictions.............................................................15
         11.4     Repurchase of Vested Shares Upon Termination of Service.......................................15
                  11.4.1   Prior to a Major Event...............................................................15
                  11.4.2   After a Major Event..................................................................15

SECTION 12 - LEGAL REQUIREMENTS.................................................................................16

SECTION 13 - NO EMPLOYMENT RIGHTS...............................................................................16

SECTION 14 - DURATION AND AMENDMENTS............................................................................16
         14.1     Term of the Plan..............................................................................16
         14.2     Right to Amend or Terminate the Plan..........................................................16
         14.3     Effect of Amendment or Termination............................................................17

ATTACHMENTS

Incentive Stock Option Agreement
Nonstatutory Stock Option Agreement
Exhibit A         Tax Summary
Exhibit B         Notice of Exclusive and Common Stock Purchase Agreement
Exhibit B-1       Form of Election Under Section 83(b)
Exhibit C         Joint Escrow Instructions
Exhibit D         Assignment Separate From Certificate
Exhibit E         Acknowledgment of and Agreement to be Bound
Exhibit F         Promissory Note


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                            DEPOSITION SCIENCES, INC.
                            -------------------------
                           2001 EQUITY INCENTIVE PLAN
                           --------------------------

                    (AS ADOPTED AND EFFECTIVE APRIL 13, 2001)

                                   SECTION 1
                                     PURPOSE

The purpose of the DEPOSITION SCIENCES, INC. 2001 Equity Incentive Plan (the "Plan") is to offer selected employees, directors and consultants of the Company, of Advanced Lighting Technologies, Inc. ("ADLT"), which is the parent corporation of the Company, and of the subsidiaries of the Company and ADLT, an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Options) as well as the direct award or sale of shares of the Company's Common Stock.

                                   SECTION 2
                                   DEFINITIONS

2.1 ADLT BOARD shall mean the Board of Directors of ADLT, as constituted from time to time.

2.2               AFFILIATE shall mean ADLT and any Subsidiary.

2.3 AWARD shall mean any award of an Option, Restricted Share or other right under the Plan.

2.4 BOARD OF DIRECTORS or BOARD shall mean the Board of Directors of the Company, as constituted from time to time.

2.5               [RESERVED.]

2.6 CHANGE IN CONTROL means, (a) with respect to the Company such time as a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Stock on a fully diluted basis, and (b) with respect to ADLT such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the common stock of ADLT; or (ii) individuals who on the effective date of the Plan constitute the members of the ADLT Board (together with any new or successor directors whose election by the ADLT Board or whose nomination by the ADLT Board for election by ADLT's stockholders was approved by a vote of at least two-thirds of the members of the ADLT Board on the date of their election or nomination) cease for any reason to constitute a majority of the members of the ADLT Board then in office. The term "Change in Control" shall not include: (i) a transaction the sole purpose of which is to change the state of the Company's incorporation; or (ii) the Initial Public Offering.

2.7               CODE shall mean the Internal Revenue Code of 1986, as amended.

2.8 COMMITTEE shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

2.9 COMMON-LAW EMPLOYEE means an individual paid from W-2 Payroll of the Company or an Affiliate. If, during any period, the Company (or Affiliate, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

2.10 COMPANY shall mean DEPOSITION SCIENCES, INC., an Ohio corporation, qualified to do business in the State of California.

2.11 EMPLOYEE shall mean (i) any individual who is a Common-Law Employee of the Company or of an Affiliate, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of an Affiliate, or (iv) an independent contractor who performs services for the Company or an Affiliate. Service as a member of the Board of Directors, a member of the board of directors of an Affiliate or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
         Section 4.1.

2.12 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended.

2.13 EXERCISE PRICE shall mean the amount for which one Share may be purchased upon exercise of an Option, as set forth in the applicable Stock Option Agreement.

2.14 FAIR MARKET VALUE means the market price of Shares, determined by the Committee as follows:

                         If the Shares were traded over-the-counter on the date in question but were not traded on the NASDAQ Stock Market or the NASDAQ National Market System, then the Fair Market Value shall be equal



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

                         to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                         If the Shares were traded over-the-counter on the date in question and were traded on the NASDAQ Stock Market or the NASDAQ National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the NASDAQ Stock Market or the NASDAQ National Market;

                         If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                         If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on the basis of existing facts and circumstances.

           In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

2.15              [RESERVED.]

2.16 GRANT DATE means the date the Board of Directors approves an Award.

2.17 INCENTIVE STOCK OPTION or "ISO" shall mean an employee incentive stock option described in Code Section 422(b).

2.18 INITIAL PUBLIC OFFERING shall mean the first public offering of common stock of the Company which is registered under the Securities Act.

2.19 MAJOR EVENT shall mean the earlier to occur of (a) a Change in Control, (b) the Initial Public Offering, or (c) a sale of substantially all the Company's assets to an unrelated person or entity.

2.20 NONSTATUTORY OPTION or NSO shall mean an employee stock option that is not an ISO.

2.21 OFFEREE shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

2.22 OPTION shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

2.23 OPTIONEE shall mean an individual or estate who holds an Option.

2.24 OUTSIDE DIRECTOR shall mean a member of the Board who is not a Common-Law Employee of the Company or an Affiliate.

2.25 PARTICIPANT shall mean an individual or estate who holds an Award.

2.26              PLAN shall mean this DEPOSITION SCIENCES, INC. 2001 Equity
         Incentive Plan.

2.27 PROMISSORY NOTE shall mean any promissory note executed by an Offeree or Optionee pursuant to Section 6.4.2 or Section 8.8.2, of this Plan, respectively.

2.28 PURCHASE PRICE shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as set forth in the Award.

2.29 RESTRICTED SHARE shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

2.30 SECURITIES ACT shall mean the Securities Act of 1933, as amended.

2.31               SERVICE shall mean service as an Employee.


2.32 SHARE shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

2.33              STOCK shall mean the common stock of the Company.

2.34 STOCK AWARD AGREEMENT shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

2.35 STOCK OPTION AGREEMENT shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

2.36 STOCK PURCHASE AGREEMENT shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

2.37 SUBSIDIARY means any subsidiary corporation within the meaning of Code Section 424(f) with respect to ADLT, other than the Company. A corporation that attains the status of an Affiliate on a date after the adoption of the Plan shall be considered an Affiliate commencing as of such date.

2.38 TOTAL AND PERMANENT DISABILITY means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

2.39 W-2 PAYROLL means whatever mechanism or procedure that the Company or an Affiliate utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Affiliate, as applicable), and the Company or Affiliate determination shall be conclusive and binding on all persons.

                                   SECTION 3
                                 ADMINISTRATION

3.1           COMMITTEE MEMBERSHIP.

           The Plan shall be administered by the Board of Directors. In the event the Company's Shares become publicly traded, the Board may appoint a Committee which, if appointed, shall be comprised solely of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

3.2           COMMITTEE PROCEDURES.

           The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

3.3           COMMITTEE RESPONSIBILITIES.

           The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

3.4           COMMITTEE LIABILITY.

           No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

3.5           FINANCIAL REPORTS.

           To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

                                   SECTION 4

                                   ELIGIBILITY

4.1           GENERAL RULE.

           Only Employees shall be eligible for designation as Participants by the Committee. In addition, only Common-Law Employees shall be eligible for the grant of ISOs.

4.2           TEN-PERCENT SHAREHOLDERS.

           An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Affiliate shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the Grant Date.

4.3           ATTRIBUTION RULES.

           For purposes of Section 4.2 above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

4.4           OUTSTANDING STOCK.

           For purposes of Section 4.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

                                   SECTION 5
                              STOCK SUBJECT TO PLAN

5.1           BASIC LIMITATION.

           Shares offered under the Plan shall be authorized but unissued Shares, or Shares held in treasury. Subject to Sections 5.2 and 9 of the Plan, the aggregate number of Shares which may be issued or transferred pursuant to an Award under the Plan shall not exceed 10,000,000 Shares plus 18% of the number of Shares which are issued by the Company after the effective date of the Plan (other than the Shares issued pursuant to the Plan), which number shall not exceed 16,200,000 Shares (also subject to Sections 5.2 and 9 of the Plan). Any or all Shares reserved under the Plan may be issued pursuant to an ISO.

           In any event the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. No individual shall receive an Award or Awards to acquire more than 25% of the Shares initially "reserved for issuance" under the Plan in any twelve-month period.

5.2           ADDITIONAL SHARES.

           In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

                                   SECTION 6
                     TERMS AND CONDITIONS OF AWARDS OR SALES

6.1           STOCK PURCHASE AGREEMENT.

           Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

6.2           DURATION OF OFFERS.

           Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

6.3           PURCHASE PRICE.

           6.3.1            MINIMUM PURCHASE PRICE.

                         The Purchase Price and Exercise Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value on the Grant Date (100% for 10% shareholders as provided in Section 4.2). Until such time as there has been a Major Event, the Purchase Price and Exercise Price of Shares to be offered under the Plan shall be the Fair Market Value on the Grant Date.

           6.3.2            PURCHASE PRICE AND PAYMENT.

                         Subject to Subsection 6.3.1, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection 6.4 below. Notwithstanding the preceding sentences of this Section 6.3, in the event the Company awards Shares in the form of compensation to Employees, then the Purchase Price (if applicable) shall be determined by the Committee.

6.4           PAYMENT FOR SHARES.

           The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below. Notwithstanding any other provision of the Plan, Shares may, in the discretion of the Committee, be awarded under the Plan in consideration of Services rendered to the Company or an Affiliate prior to the Award. Permissible forms of payment, in addition to cash, are:

           6.4.1            SURRENDER OF STOCK.

                         To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Offeree or the Offeree's representative for more than six (6) months after the later to occur of (a) purchase of the Shares or (b) vesting of the Shares in the event of purchase prior to vesting, and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at Fair Market Value (unless stated otherwise in the Stock Option Agreement) on the date the new Shares are purchased under the Plan.

           6.4.2            PROMISSORY NOTES.

                         To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Offeree, which note shall bear a market rate of interest. The terms and conditions of such note shall be determined by the Committee. The Committee may require that the Offeree pledge the Offeree's Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Offeree until such note is paid in full.

           6.4.3            CASHLESS EXERCISE.

                         To the extent that a Stock Purchase Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

6.5           EXERCISE OF AWARDS ON TERMINATION OF SERVICE.

           Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

                                   SECTION 7
              ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES

7.1           FORM AND AMOUNT OF AWARD.

           Each Stock Award Agreement shall specify the number of Shares that are subject to the Award.

7.2           VESTING.

           Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. Except for officers, directors and consultants of the Company and its Affiliates, Restricted Shares shall vest (within the meaning of Section 83 of the Code) no less rapidly than the rate of 20% per year for each of the first five years from the Grant Date. Subject to the preceding sentence, the vesting of Restricted Shares shall be determined by the Committee in its sole discretion.

7.3           EFFECT OF CHANGE IN CONTROL.

           The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company or ADLT.

7.4           VOTING AND DIVIDEND RIGHTS.

           Holders of Restricted Shares shall have the same voting, dividend and other rights as the Company's other stockholders.

                                   SECTION 8
                         TERMS AND CONDITIONS OF OPTIONS

8.1           STOCK OPTION AGREEMENT.

           Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

8.2           NUMBER OF SHARES.

           Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

8.3           EXERCISE PRICE.

           Each Stock Option Agreement shall specify the Exercise Price. Subject to Section 6.3.1 regarding minimum Purchase Price, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection 8.8 below.




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

8.4           VESTING AND EXERCISABILITY.

           Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable (which date may be in advance of scheduled vesting of the Option Shares). Except for officers, directors and consultants of the Company and its Affiliates, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the Grant Date. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

8.5           EFFECT OF CHANGE IN CONTROL.

           The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company or ADLT.

8.6           TERM.

           The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the Grant Date (or five (5) years for ten percent (10%) shareholders as provided in Section 4.2). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

8.7           EXERCISE OF OPTIONS ON TERMINATION OF SERVICE.

           Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Total and Permanent Disability. In the event the Option is an ISO, then the Option must be exercised within the time periods specified in Section 422(b) of the Code in order to maintain its status as an ISO.

8.8           PAYMENT OF OPTION SHARES.

           The entire Exercise Price of Option Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

           8.8.1            SURRENDER OF STOCK.

                         To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for more than six (6) months after the later to occur of (a) purchase of the Shares, or (b) vesting of the Shares in the event of purchase prior to vesting, and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at Fair Market Value (unless stated otherwise in the Option Agreement) on the date the new Shares are purchased under the Plan.

           8.8.2            PROMISSORY NOTES.

                         To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee, which note shall bear a market rate of interest. The terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge the Optionee's Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

           8.8.3            CASHLESS EXERCISE.

                         To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

8.9           NO RIGHTS AS A SHAREHOLDER.

           An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

8.10          MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS.

           Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

                                   SECTION 9
                              ADJUSTMENT OF SHARES

9.1           GENERAL.

           In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future Awards under Section 5,
           (ii) the number of Shares covered by each outstanding Award or (iii) the Exercise Price or Purchase Price under each outstanding Award.

9.2           REORGANIZATIONS.

           In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization.

9.3           RESERVATION OF RIGHTS.

           Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or
           (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 10
                                WITHHOLDING TAXES

10.1          GENERAL.

           To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

10.2          SHARE WITHHOLDING.

           The Committee may permit a Participant to satisfy all or part of the Company's minimum statutory withholding tax obligations related to an Award by having the Company withhold all or a portion of any Shares that otherwise would be issued to the Participant. The Participant also may surrender all or a portion of any Shares that the Participant previously acquired and which have been held for more than six (6) months after the later to occur of (a) purchase of the Shares, or (b) the vesting of the Shares in the event of purchase prior to vesting. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

10.3          CASHLESS EXERCISE/PLEDGE.

           The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge as provided in Section 8.8.3.

10.4          OTHER FORMS OF PAYMENT.

           The Committee may permit such other means of tax withholding as it deems appropriate.

                                   SECTION 11
             ASSIGNMENT OR TRANSFER OF AWARDS; REPURCHASE OF SHARES

11.1          GENERAL.

           An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

11.2          TRUSTS.

           Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

11.3          THIRD PARTY TRANSFER RESTRICTIONS.

           In the event a Participant proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under the Plan or any interest in such Shares at any time prior to the occurrence of a Major Event, the Participant must give a written "Transfer Notice" to the Company describing fully the proposed transfer. Upon receipt of the Transfer Notice, the Company and its assignees may purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice. If the Company repurchase would occur before the Participant has held the Shares six months, the repurchase shall be made from the third party transferee six months and one day after the purchase of the Shares by the Participant and for the then current Fair Market Value. The Company's rights under this Subsection shall be freely assignable, in whole or in part. Upon the occurrence of a Major Event, the transfer restrictions set forth in this Section 11.3 shall not apply. In the event of an Initial Public Offering, so long as the Shares are publicly traded, the transfer restrictions set forth in this Section 11.3 shall not apply.

11.4          REPURCHASE OF VESTED SHARES UPON TERMINATION OF SERVICE.

           11.4.1 PRIOR TO A MAJOR EVENT. Following a Participant's termination of Service for any reason, and before a Major Event, the Company shall purchase all of those vested Shares that the Participant has or will acquire under an Award. Shares which have been purchased prior to vesting will be repurchased at the original purchase price thereof as set forth in Exhibit B. The Company will consummate the purchase of such Shares within 60 days of the Participant's termination of Service or, if later, within 60 days after the expiration of any applicable period during which the Participant may purchase shares. The purchase price for any vested Shares repurchased prior to the occurrence of a Major Event shall be the then current Fair Market Value and shall be paid in cash. If the Company repurchase would occur before the Participant has held the Shares six months, the repurchase shall occur six months and one day after the purchase of the Shares by the Participant and for the then current Fair Market Value.

           11.4.2 AFTER A MAJOR EVENT. The Company shall not have any obligation to purchase vested Shares following a Participant's termination of Service for any reason after the occurrence of a Major Event.

                                   SECTION 12
                               LEGAL REQUIREMENTS

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed. If necessary to comply with Section 16 of the Exchange Act and its rules only ("Section 16"), any equity security issued pursuant to the Plan may not be sold for at least six (6) months after acquisition and any derivative security issued pursuant to the Plan will not be exercisable for six (6) months from its Grant Date. Terms used in the preceding sentence shall, for purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Section 16.

                                   SECTION 13
                              NO EMPLOYMENT RIGHTS

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Affiliates reserve the right to terminate any person's Service at any time, with or without cause.

                                   SECTION 14
                             DURATION AND AMENDMENTS

14.1          TERM OF THE PLAN.

           The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection 14.2 below.

14.2          RIGHT TO AMEND OR TERMINATE THE PLAN.

           The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

14.3            EFFECT OF AMENDMENT OR TERMINATION.

           No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

                                                         [ADLT OFFICER ISO FORM]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

THIS OPTION SHALL BECOME EFFECTIVE ONLY IF THE OPTIONEE HAS AGREED TO THE CANCELLATION OF THE OPTION GRANTED TO OPTIONEE UNDER THE 2001 STOCK INCENTIVE PLAN.

                            DEPOSITION SCIENCES, INC.
                           2001 EQUITY INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

         DEPOSITION SCIENCES, INC. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Equity Incentive Plan (the "Plan").

Grant Date: _____________, 200____     Vesting Start Date: ____________, 200____

Name of Optionee: ________________ Optionee's Social Security Number: __________

Number of Shares Covered by Option: ____________________________________

Exercise Price Per Share:  $____________________________________________

[ ]      Check here if Optionee is a 10% owner.

           BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

                   DEPOSITION SCIENCES, INC.:    -------------------------------
                                                 (Signature)

                                                 Title:
                                                       -------------------------

                   OPTIONEE:
                                                 -------------------------------
                                                 (Signature)

                                                         [ADLT OFFICER ISO FORM]

                            DEPOSITION SCIENCES, INC.
                           2001 EQUITY INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION              This Option is intended to be an incentive
                                    stock option under Section 422 of the
                                    Internal Revenue Code of 1986, as amended
                                    (the "Code") and will be interpreted
                                    accordingly.

VESTING Your Option vests and becomes exercisable upon the earlier to occur of (a) (i) a Change in Control, (ii) the Initial Public Offering, or (iii) the sale of substantially all of the Company's assets to an unrelated person or entity (collectively, a "Major Event"); or (b) the fifth anniversary of your Vesting Start Date.

                                    No additional Shares will vest after your employment with the Company or its affiliates (including any approved leaves of absence) ("Service") has terminated for any reason.

TERM Your Option will expire in any event (including death or Total and Permanent Disability) at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Grant Date, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION                 If your Service terminates for any reason
                                    except death or your Total and Permanent
                                    Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date
                                    (but in any event, not later than the
                                    expiration date set forth above under
                                    "Term"). During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company or its affiliates, your Option will expire at the close of business at Company headquarters on the date six months following the date of issuance of testamentary letters or letters of administration to the executor or administrator of your estate, which date must not be later than one year after the date of death (but in any event, not later than the expiration date set forth above under "Term"). During this period, your estate may exercise that portion of your Option that was vested on the date of death.

DISABILITY                          If your Service terminates because of your
                                    Total and Permanent Disability, your Option will expire at the close of business at

                                                         [ADLT OFFICER ISO FORM]

                                    Company headquarters on the date twelve
                                    months after your termination date (but in any event not later than the expiration date set forth above under the "Term"). (However, if your Total and Permanent Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that twelve-month period, you may exercise that portion of your Option that was vested on the date of your Total and Permanent Disability.

LEAVES OF ABSENCE                   For purposes of this Option, your Service
                                    does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued Service crediting is required by applicable law.
                                    However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                                    Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE                  When you wish to exercise this Option, you
                                    must execute the Notice of Exercise and
                                    Common Stock Purchase Agreement, attached hereto as Exhibit B. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                     When you submit Exhibit B, you must include
                                    payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    -   Your personal check, a cashier's check
                                        or a money order.

                                    -   Shares which you have owned for more
                                        than six months after the later to occur of (a) the purchase of the Shares or (b) vesting of the Shares in the event of purchase prior to vesting, and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                    -   To the extent that a public market for
                                        the Shares exists as determined by the
                                        Company, by delivery (on a form
                                        prescribed by the Committee) of an
                                        irrevocable direction to

                                                         [ADLT OFFICER ISO FORM]

                                        a securities broker to sell Shares and
                                        to deliver all or part of the sale
                                        proceeds to the Company in payment of
                                        the aggregate Exercise Price.

WITHHOLDING TAXES                   You will not be allowed to exercise this
                                    Option unless you pay (or make satisfactory arrangements for) any withholding taxes due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON EXERCISE AND RESALE

                                    By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                    If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THIRD PARTY TRANSFER RESTRICTIONS

                                    In the event that you receive a bona fide offer to sell, pledge or otherwise transfer to a third party any Shares acquired under the Plan or any interest in such Shares at any time prior to the occurrence of a Major Event, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer.

                                                         [ADLT OFFICER ISO FORM]

                                    Upon receipt of the Transfer Notice, the Company and its assignees may purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice. If the Company repurchase would occur before you have held the Shares six months, the repurchase shall be made from the third party transferee six months and one day after the purchase of the Shares by you and for the then current Fair Market Value. The Company's rights under this paragraph shall be freely assignable, in whole or in part. Upon the occurrence of a Major Event, this transfer restriction shall not apply.

REPURCHASE OF VESTED SHARES UPON TERMINATION OF SERVICE

                                    Following your termination of Service for any reason, the Company shall purchase all of those vested Shares that you have or will acquire under the Option (Shares which have been purchased prior to vesting (if any) will be repurchased at the original purchase price thereof as set forth in Exhibit B). The Company will consummate the purchase of such Shares within 60 days of your termination of Service or, if later, within 60 days after the expiration of any applicable period during which you may purchase Shares. The purchase price for any Shares repurchased prior to the occurrence of a Major Event shall be the then current Fair Market Value and shall be paid in cash. If the Company repurchase would occur before you have held the Shares six months, the repurchase shall occur six months and one day after the purchase of the Shares by you and for the then current Fair Market Value. The Company shall not have any obligation to purchase vested Shares following a Participant's termination of Service for any reason after the occurrence of a Major Event.

TRANSFER OF OPTION                  Prior to your death, only you may exercise
                                    this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS                    YOU ACKNOWLEDGE AND AGREE THAT THE VESTING
                                    OF SHARES PURSUANT TO THIS OPTION IS EARNED
                                    ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT
                                    AT THE WILL OF THE COMPANY (NOT

                                                         [ADLT OFFICER ISO FORM]

                                    THROUGH THE ACT OF BEING HIRED, BEING
                                    GRANTED THIS OPTION OR ACQUIRING SHARES
                                    HEREUNDER). YOU FURTHER ACKNOWLEDGE AND
                                    AGREE THAT NOTHING IN THIS AGREEMENT, NOR IN
                                    THE PLAN SHALL CONFER UPON YOU ANY RIGHT
                                    WITH RESPECT TO CONTINUATION OF EMPLOYMENT
                                    OR CONSULTANCY BY THE COMPANY, NOR SHALL IT
                                    INTERFERE IN ANY WAY WITH YOUR RIGHT OR THE
                                    COMPANY'S RIGHT TO TERMINATE YOUR EMPLOYMENT
                                    OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT
                                    CAUSE.

SHAREHOLDER RIGHTS                  Neither you, nor your estate or heirs, have
                                    any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                         In the event of a stock split, a stock
                                    dividend or a similar change in the
                                    Company's Stock, the number of Shares
                                    covered by this Option and the Exercise
                                    Price Per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                    "THE SECURITIES REPRESENTED BY THIS
                                    CERTIFICATE ARE SUBJECT TO CERTAIN
                                    RESTRICTIONS ON TRANSFER AND REPURCHASE
                                    REQUIREMENTS AS SET FORTH IN AN AGREEMENT
                                    BETWEEN THE COMPANY AND THE REGISTERED
                                    HOLDER, OR SUCH HOLDER'S PREDECESSOR IN
                                    INTEREST. SUCH AGREEMENT IMPOSES CERTAIN
                                    TRANSFER RESTRICTIONS AND CERTAIN REPURCHASE
                                    REQUIREMENTS ON THE COMPANY (OR ITS ASSIGNS)
                                    UPON THE SALE OF THE SHARES OR UPON
                                    TERMINATION OF SERVICE WITH THE COMPANY. A
                                    COPY OF SUCH AGREEMENT IS ON FILE AT THE
                                    PRINCIPAL OFFICE OF THE COMPANY AND WILL BE
                                    FURNISHED UPON WRITTEN REQUEST TO THE
                                    SECRETARY OF THE COMPANY BY THE HOLDER OF
                                    SHARES REPRESENTED BY THIS CERTIFICATE.




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                                                         [ADLT OFFICER ISO FORM]

                                    THE SECURITIES REPRESENTED BY THIS
                                    CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                                    THE SECURITIES ACT OF 1933, OR THE
                                    SECURITIES LAWS OF ANY STATE, AND MAY BE
                                    OFFERED AND SOLD ONLY IF REGISTERED AND
                                    QUALIFIED PURSUANT TO THE RELEVANT
                                    PROVISIONS OF FEDERAL AND STATE SECURITIES
                                    LAWS OR IF THE COMPANY IS PROVIDED AN
                                    OPINION OF COUNSEL, SATISFACTORY TO THE
                                    COMPANY AND ITS COUNSEL, THAT REGISTRATION
                                    AND QUALIFICATION UNDER FEDERAL AND STATE
                                    SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE LAW                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    California (without regard to their choice of law provisions).

THE PLAN AND                        The text of the Plan is incorporated in this
OTHER AGREEMENTS                    Agreement by reference. Certain capitalized
                                    terms used in this Agreement are defined in the Plan.

                                    This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

           BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF THE ATTACHED EXHIBIT B AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.



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                                                         [ADLT OFFICER NSO FORM]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

THIS OPTION SHALL BECOME EFFECTIVE ONLY IF THE OPTIONEE HAS AGREED TO THE CANCELLATION OF THE OPTION GRANTED TO OPTIONEE UNDER THE 2001 STOCK INCENTIVE PLAN.

                            DEPOSITION SCIENCES, INC.
                           2001 EQUITY INCENTIVE PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

         DEPOSITION SCIENCES, INC. (the "Company"), hereby grants an Option to purchase shares of its common stock ("Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2001 Equity Incentive Plan (the "Plan").

Grant Date: _____________, 200____     Vesting Start Date: ____________, 200____

Name of Optionee: ________________ Optionee's Social Security Number: __________

Number of Shares Covered by Option: _______________________________

Exercise Price Per Share:  $_______________________________________

[ ]      Check here if Optionee is a 10% owner.

           BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED NOTICE OF EXERCISE AND COMMON STOCK PURCHASE AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS ALSO ATTACHED.

                DEPOSITION SCIENCES, INC.: ----------------------------------
                                           (Signature)

                                           ----------------------------------
                                           Title:

                OPTIONEE:
                                           ----------------------------------
                                           (Signature)



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

                                                         [ADLT OFFICER NSO FORM]

                            DEPOSITION SCIENCES, INC.
                           2001 EQUITY INCENTIVE PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

NONSTATUTORY STOCK OPTION           This Option is not intended to be an
                                    incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be interpreted accordingly.

VESTING Your Option vests and becomes exercisable upon the earlier to occur of (a) (i) a Change in Control, (ii) the Initial Public Offering, or (iii) the sale of substantially all of the Company's assets to an unrelated person or entity (collectively, a "Major Event"); or (b) the fifth anniversary of your Vesting Start Date.

                                    No additional Shares will vest after your employment with the Company or its affiliates (including any approved leaves of absence) ("Service") has terminated for any reason.

TERM Your Option will expire in any event (including death or Total and Permanent Disability) at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Grant Date, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION                 If your Service terminates for any reason
                                    except death or your Total and Permanent
                                    Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date
                                    (but in any event, not later than the
                                    expiration date set forth above under
                                    "Term"). During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

DEATH If you die while in Service with the Company or its affiliates, your Option will expire at the close of business at Company headquarters on the date six months following the date of issuance of testamentary letters or letters of administration to the executor or administrator of your estate, which date must not be later than one year after the date of death (but in any event, not later than the expiration date set forth above under "Term"). During this period, your estate may exercise that portion of your Option that was vested on the date of death.

DISABILITY                          If your Service terminates because of your
                                    Total and Permanent Disability, your Option will expire at the close of business at



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

                                                         [ADLT OFFICER NSO FORM]

                                    Company headquarters on the date twelve
                                    months after your termination date (but in any event not later than the expiration date set forth above under the "Term"). During that twelve-month period, you may exercise that portion of your Option that was vested on the date of your Total and Permanent Disability.

LEAVES OF ABSENCE                   For purposes of this Option, your Service
                                    does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued Service crediting is required by applicable law.
                                    However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your
                                    Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

NOTICE OF EXERCISE                  When you wish to exercise this Option, you
                                    must execute the Notice of Exercise and
                                    Common Stock Purchase Agreement, attached hereto as Exhibit B. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                     When you submit Exhibit B, you must include
                                    payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                                    -   Your personal check, a cashier's check
                                        or a money order.

                                    -   Shares which you have owned for more
                                        than six months after the later to occur of (a) the purchase of the Shares or (b) vesting of the Shares in the event of purchase prior to vesting, and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                    -   To the extent that a public market for
                                        the Shares exists as determined by the
                                        Company, by delivery (on a form
                                        prescribed by the Committee) of an
                                        irrevocable direction to a securities
                                        broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.



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                                                         [ADLT OFFICER NSO FORM]

WITHHOLDING TAXES                   You will not be allowed to exercise this
                                    Option unless you pay (or make satisfactory arrangements for) any withholding taxes due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

RESTRICTIONS ON EXERCISE AND RESALE

                                    By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                    If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the "Securities Act"), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

THIRD PARTY TRANSFER RESTRICTIONS

                                    In the event that you receive a bona fide offer to sell, pledge or otherwise transfer to a third party any Shares acquired under the Plan or any interest in such Shares at any time prior to the occurrence of a Major Event, you must give a written "Transfer Notice" to the Company describing fully the proposed transfer. Upon receipt of the Transfer Notice, the Company and its assignees may purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice. If the Company repurchase would occur before you have held the Shares six



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

                                                         [ADLT OFFICER NSO FORM]

                                    months, the repurchase shall be made from the third party transferee six months and one day after the purchase of the Shares by you and for the then current Fair Market Value. The Company's rights under this paragraph shall be freely assignable, in whole or in part. Upon the occurrence of a Major Event, this transfer restriction shall not apply.

REPURCHASE OF VESTED SHARES UPON TERMINATION OF SERVICE

                                    Following your termination of Service for any reason, the Company shall purchase all of those vested Shares that you have or will acquire under the Option (Shares which have been purchased prior to vesting (if any) will be repurchased at the original purchase price thereof as set forth in Exhibit B). The Company will consummate the purchase of such Shares within 60 days of your termination of Service or, if later, within 60 days after the expiration of any applicable period during which you may purchase Shares. The purchase price for any Shares repurchased prior to the occurrence of a Major Event shall be the then current Fair Market Value and shall be paid in cash. If the Company repurchase would occur before you have held the Shares six months, the repurchase shall occur six months and one day after the purchase of the Shares by you and for the then current Fair Market Value. The Company shall not have any obligation to purchase vested Shares following a Participant's termination of Service for any reason after the occurrence of a Major Event.

TRANSFER OF OPTION                  Prior to your death, only you may exercise
                                    this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                                    Regardless of any marital property
                                    settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual's interest in your Option in any other way.

RETENTION RIGHTS                    YOU ACKNOWLEDGE AND AGREE THAT THE VESTING
                                    OF SHARES PURSUANT TO THIS OPTION IS EARNED
                                    ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT
                                    AT THE WILL OF THE COMPANY (NOT THROUGH THE
                                    ACT OF BEING HIRED, BEING GRANTED THIS
                                    OPTION OR ACQUIRING SHARES HEREUNDER). YOU
                                    FURTHER ACKNOWLEDGE AND AGREE THAT NOTHING
                                    IN THIS AGREEMENT, NOR IN THE PLAN

                                                         [ADLT OFFICER NSO FORM]

                                    SHALL CONFER UPON YOU ANY RIGHT WITH RESPECT
                                    TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY
                                    BY THE COMPANY, NOR SHALL IT INTERFERE IN
                                    ANY WAY WITH YOUR RIGHT OR THE COMPANY'S
                                    RIGHT TO TERMINATE YOUR EMPLOYMENT OR
                                    CONSULTANCY AT ANY TIME, WITH OR WITHOUT
                                    CAUSE.

SHAREHOLDER RIGHTS                  Neither you, nor your estate or heirs, have
                                    any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

ADJUSTMENTS                         In the event of a stock split, a stock
                                    dividend or a similar change in the
                                    Company's Stock, the number of Shares
                                    covered by this Option and the Exercise
                                    Price Per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

LEGENDS All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

                                    "THE SECURITIES REPRESENTED BY THIS
                                    CERTIFICATE ARE SUBJECT TO CERTAIN
                                    RESTRICTIONS ON TRANSFER AND REPURCHASE
                                    REQUIREMENTS AS SET FORTH IN AN AGREEMENT
                                    BETWEEN THE COMPANY AND THE REGISTERED
                                    HOLDER, OR SUCH HOLDER'S PREDECESSOR IN
                                    INTEREST. SUCH AGREEMENT IMPOSES CERTAIN
                                    TRANSFER RESTRICTIONS AND CERTAIN REPURCHASE
                                    REQUIREMENTS ON THE COMPANY (OR ITS ASSIGNS)
                                    UPON THE SALE OF THE SHARES OR UPON
                                    TERMINATION OF SERVICE WITH THE COMPANY. A
                                    COPY OF SUCH AGREEMENT IS ON FILE AT THE
                                    PRINCIPAL OFFICE OF THE COMPANY AND WILL BE
                                    FURNISHED UPON WRITTEN REQUEST TO THE
                                    SECRETARY OF THE COMPANY BY THE HOLDER OF
                                    SHARES REPRESENTED BY THIS CERTIFICATE.

                                    THE SECURITIES REPRESENTED BY THIS
                                    CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                                    THE SECURITIES ACT OF 1933, OR THE
                                    SECURITIES LAWS OF ANY STATE, AND MAY BE
                                    OFFERED AND SOLD ONLY IF REGISTERED AND
                                    QUALIFIED PURSUANT TO THE RELEVANT




                                       6
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                                                         [ADLT OFFICER NSO FORM]

                                    PROVISIONS OF FEDERAL AND STATE SECURITIES
                                    LAWS OR IF THE COMPANY IS PROVIDED AN
                                    OPINION OF COUNSEL, SATISFACTORY TO THE
                                    COMPANY AND ITS COUNSEL, THAT REGISTRATION
                                    AND QUALIFICATION UNDER FEDERAL AND STATE
                                    SECURITIES LAWS IS NOT REQUIRED."

APPLICABLE LAW                      This Agreement will be interpreted and
                                    enforced under the laws of the State of
                                    California (without regard to their choice of law provisions).

THE PLAN AND                        The text of the Plan is incorporated in this
OTHER AGREEMENTS                    Agreement by reference. Certain capitalized
                                    terms used in this Agreement are defined in the Plan.

                                    This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

           BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN. YOU ALSO ACKNOWLEDGE THAT YOU HAVE READ SECTION 11, "PURCHASER'S INVESTMENT REPRESENTATIONS" OF THE ATTACHED EXHIBIT B AND THAT YOU CAN AND HEREBY DO MAKE THE SAME REPRESENTATIONS WITH RESPECT TO THE GRANT OF THIS OPTION.




                                       7